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PDC ENERGY, INC.
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May 8, 2019

PDC Energy Files Investor Presentation

Urges Shareholders to Vote “For” All Three of Company’s Nominees on the WHITE Proxy Card

DENVER, May 8, 2019 — PDC Energy, Inc. (“PDC” or the “Company”) (Nasdaq: PDCE) today filed a presentation in connection with its 2019 Annual Meeting of Stockholders (“2019 Annual Meeting”), scheduled for May 29, 2019. PDC shareholders of record as of the close of business on April 1, 2019 will be entitled to vote at the 2019 Annual Meeting.

Highlights of the presentation include:

•                  PDC Energy has repositioned its portfolio and is executing a long-term strategy to capitalize on the Company’s high-quality assets and operational capabilities to deliver superior returns for investors.

•                  PDC Energy has clearly articulated its 2019 operating plan and 2020 outlook, which are centered on financial discipline, free cash flow generation, and profitable growth.

•                  PDC Energy’s continually refreshed Board consists of independent and highly-qualified directors who bring diversity of thought and experience to the Company.

•                  The Company’s three 2019 nominees bring significant experience in the E&P industry, including Colorado operations and regulatory and local relationships.

•                  The PDC Board and management team have a proven track record of delivering on commitments.

•                  Kimmeridge’s ideas demonstrate a fundamental misunderstanding of public company management and large-scale E&P operations and would not be in the best interests of shareholders.

“We are successfully executing our operating plan focused on financial discipline, profitable growth and free cash flow generation,” said President and Chief Executive Officer, Bart Brookman. “PDC’s refreshed, independent and highly qualified Board brings diversity of thought and experience critical to our Company and is the right team to oversee the progress underway. We look forward to continuing our dialogue with investors in the coming weeks and urge all PDC shareholders to vote the white proxy card.”

The Company’s presentation and additional materials regarding the Board’s recommendation for the 2019 Annual Meeting can be found at https://votewhiteforpdc.com.

EVERY SHAREHOLDER’S VOTE IS EXTREMELY IMPORTANT,

NO MATTER HOW MANY SHARES ARE OWNED.

Shareholders who have questions or require any assistance voting their shares should contact PDC Energy’s proxy solicitor:

MacKenzie Partners, Inc.

Stockholders may call toll-free: (800) 322-2885

Banks and Brokers may call collect: (212) 929-5500

About PDC Energy, Inc.

PDC Energy, Inc. is a domestic independent exploration and production company that acquires, explores and develops properties for the production of crude oil, natural gas and NGLs, with operations in the Wattenberg Field in Colorado and the Delaware Basin in Reeves and Culberson Counties, Texas. PDC’s operations are focused in the horizontal Niobrara and Codell plays in the Wattenberg Field and in the Wolfcamp zones in the Delaware Basin.

NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (“Securities Act”), Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”) and the United States (“U.S.”) Private Securities Litigation Reform Act of 1995 regarding our business, strategy, the 2019 Annual Meeting, and potential nominees for the board of directors. All statements other than statements of historical fact included in and incorporated by reference into this report are “forward-looking statements.” Words such as expect, anticipate, intend, plan, believe, seek, estimate and similar expressions or variations of such words are intended to identify forward-looking statements herein. Although forward-looking statements contained in this press release reflect our good faith judgment, such statements can only be based on facts and factors currently known to us. Forward-looking statements are always subject to risks and uncertainties, and become subject to greater levels of risk and uncertainty as they address matters further into the future. Because such statements relate to events or conditions further in the future, they are subject to increased levels of uncertainty.

Further, we urge you to carefully review and consider the cautionary statements and disclosures, specifically those under the heading “Risk Factors,” made in our Annual Report on Form 10-K for the year ended December 31, 2018 filed with the U.S. Securities and Exchange Commission (“SEC”) on February 28, 2019, and other filings with the SEC for further information on risks and uncertainties that could affect our business, financial condition, results of operations and prospects, which are incorporated by this reference as though fully set forth herein. We caution you not to place undue reliance on the forward-looking statements, which speak only as of the date of this press release. We undertake no obligation to update any forward-looking statements in order to reflect any event or circumstance occurring after the date of this press release or currently unknown facts or conditions or the occurrence of unanticipated events. All forward-looking statements are qualified in their entirety by this cautionary statement.

ADDITIONAL INFORMATION

PDC has filed a definitive proxy statement and WHITE proxy card with the SEC in connection with its solicitation of proxies for the 2019 Annual Meeting. PDC SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by PDC with the SEC without charge from the SEC’s website at www.sec.gov. Investors and shareholders can also obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents from PDC’s website at http://investor.pdce.com/sec-filings.

CERTAIN INFORMATION REGARDING PARTICIPANTS

PDC, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from PDC’s shareholders in connection with the matters to be considered at the 2019 Annual Meeting. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Contacts:

Investors

Michael Edwards

Senior Director Investor Relations

303-860-5820

michael.edwards@pdce.com

Media

Joele Frank, Wilkinson Brimmer Katcher

Andy Brimmer / Andrew Siegel

212-355-4449

BUILT TO DELIVER SUSTAINABLE, LONG-TERM SHAREHOLDER VALUE May 8, 2019

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 ("Securities Act") and Section 21E of the Securities Exchange Act of 1934 ("Exchange Act") regarding our business, financial condition, results of operations and prospects. All statements other than statements of historical fact included in and incorporated by reference into this presentation are "forward-looking statements." Words such as expect, anticipate, intend, plan, believe, seek, estimate, schedule and similar expressions or variations of such words are intended to identify forward-looking statements herein. Forward-looking statements include, among other things, statements regarding future: production, costs, cash flows and returns; drilling locations, zones and growth opportunities; drill times; commodity prices and differentials; capital expenditures and projects, including the number of rigs employed, cash flows from operations relative to capital investments in crude oil and natural gas properties for 2019 and 2020 and anticipated operational improvements; midstream capacity and related curtailments; number of wells spud and TIL’d; average percentage working interest of wells; well costs; and average lateral lengths and working interests; leverage ratio; Delaware basin midstream monetization process; capital return programs. ADDITIONAL INFORMATION PDC has filed a definitive proxy statement and WHITE proxy card with the SEC in connection with its solicitation of proxies for its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”). PDC SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by PDC with the SEC without charge from the SEC’s website at www.sec.gov. Investors and shareholders can also obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents from PDC’s website at http://investor.pdce.com/sec-filings. CERTAIN INFORMATION REGARDING PARTICIPANTS PDC, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from PDC’s shareholders in connection with the matters to be considered at the 2019 Annual Meeting. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above. THIRD PARTY INFORMATION Certain information contained herein, including but not limited to information identified as “Wall Street broker consensus” estimates, reflect the views of third parties as reflected in publicly available documents. Such information is included herein for illustrative purposes and does not necessary reflect the views of PDC. The above statements are not the exclusive means of identifying forward-looking statements herein. Although forward-looking statements contained in this presentation reflect our good faith judgment, such statements can only be based on facts and factors currently known to us. Forward-looking statements are always subject to risks and uncertainties, and become subject to greater levels of risk and uncertainty as they address matters further into the future. Throughout this presentation or accompanying materials, we may use the term “projection”, “outlook” or similar terms or expressions, or indicate that we have “modeled” certain future scenarios. We typically use these terms to indicate our current thoughts on possible outcomes relating to our business or the industry in periods beyond the current fiscal year. Bbl – Barrel CAGR – Compound Annual Growth Rate EBITDAX – Earnings before interest, taxes, depreciation, amortization and exploration FCF – Free Cash Flow (cash flows from operations less capital investments) Leverage Ratio – as defined in our revolving credit facility agreement; similar to Debt to EBITDAX MM – Million 2 May 2019 Because such statements relate to events or conditions further in the future, they are subject to increased levels of uncertainty. Further, we urge you to carefully review and consider the cautionary statements and disclosures, specifically those under Item 1A, Risk Factors, made in our Annual Report on Form 10-K and our other filings with the U.S. Securities and Exchange Commission ("SEC") for further information on risks and uncertainties that could affect our business, financial condition, results of operations and cash flows. We caution you not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to update any forward-looking statements in order to reflect any event or circumstance occurring after the date of this presentation or currently unknown facts or conditions or the occurrence of unanticipated events. All forward-looking statements are qualified in their entirety by this cautionary statement. Commonly Used Definitions Boe – Barrel of oil equivalent CFPS – Cash flow per share EUR – Estimated Ultimate Recovery FCF Margin – Free cash flow divided by capital investments LOE – Lease operating expenses MMcf – Million cubic feet SRL/MRL/XRL – Standard-(horizontal lateral of approx. 1 mile), Mid-(horizontal lateral of approx. 1.5 miles) and Extended-reach lateral (horizontal lateral of approx. 2 miles) TIL – Turn-in-line; a well turned to sales

PDC Energy – Positioned to Drive Long-Term Value for Shareholders • • • Top-tier asset positions in the Core Wattenberg and Delaware Basin Core Wattenberg wellhead returns among the best in the Lower 48 Delaware Basin positioned in the high-value core with long-term growth potential and significant upside The Right Assets • • • • • Focus on balancing sustainable free cash flow generation with profitable cash flow growth in excess of cost of capital PDC expects to achieve ~$240mm of free cash flow in 2019-2020 assuming $55 oil and $3.00 gas prices PDC’s free cash flow margin for 2019 and 2020 is expected to be among the best of the Company’s peers1 Announced sale of Delaware Basin midstream assets for total cash proceeds of ~$310mm Authorized stock repurchase plan of up to $200mm, while maintaining ability for additional return of capital programs The Right Strategy Highly regarded management team with track record of delivering on commitments Experienced independent Board of Directors with significant public board, large-scale operating and technical expertise as well as Colorado regulatory experience Track record of prudent decision making including management and the Board successfully pivoting the Company from diversified gas producer to a liquids-focused player in two of the highest return basins Recently approved enhancements to executive compensation to ensure further alignment with shareholder interests • • • The Right Team • Long Term Value for Shareholders 1 Based on Wall Street broker consensus estimates as sourced from FactSet 3 May 2019

PDC Energy – Company Overview $2.6B Market Cap1 $3.9B Enterprise Value1 Delaware Basin ~42,000 net acres3 120 MMBoe proved reserves Core Wattenberg 545 • • • • • • • • ~96,000 net acres2 425 MMBoe proved reserves ~100,000 Boe/d (40% oil)4 38 spuds & 32 TILs4 00 Boe/d (42% oil) 4 ~25,0 YE18 Proved Reserves (MMBoe) 10 spuds & 9 TILs4 1 As of 05/03/19; 2 Niobrara & Codell only; 3 2018 Year-End net acreage count of ~51,400; Anticipated YE19 net acreage count of ~33,500; 4 1Q19 results 4 May 2019

The Right Assets – Well-Positioned to Deliver Sustainable Free Cash Flow 5 May 2019 Delaware Basin •Robust inventory potential • Strong execution from development primarily targeting the Wolfcamp A and Wolfcamp B zones within PDC’s oilier Eastern and North Central areas •Focused on multi-well pads and long laterals to maximize capital efficiency • Applying experience and learnings from Wattenberg to Delaware Basin to lower costs and increase EURs Core Wattenberg •Third largest producer in one of the top rate-of-return horizontal oil plays in the U.S. •Consolidated acreage in rural Weld County minimizes surface usage, improves economics through long lateral development and reduces regulatory risks • Substantially de-risked through multiple years of successful development • Continuing to modify completion designs to access additional resources and drive lower costs through operational efficiencies

The Right Assets – 2019 Plan Significantly Enhances Efficiencies Core Wattenberg TILs by Lateral Length 2019 2018 SRL MRL XRL 139 TILs 110-125 TILs Net WI Lateral Feet (thousands) 8,000 6,000 4,000 2,000 0 YE17 2018 TILs YE18 1 DCP press release dated 2/11/19; 2 Reflects impact of 2018 strategic acreage trade 6 May 2019 85 DUCs ~1,500 Locations ~6,300’ Avg. Lateral 79% WI ~120 DUCs ~920 Locations2 ~8,250’ Avg. Lateral 85% WI 139 TILs •Capital investment of ~$500mm -Three rigs and one completion crew -SRL/MRL/XRL well costs of $3/$4/$5mm with spud to spud drill times of 5/7/9 days •Continued focus on capital efficiency -Long laterals -Increased working interests -Reduced surface locations •Planned third-party midstream expansions to unlock tremendous value -Expected steady growth for the remainder of 2019 -Plant 11: 200 MMcf/d – expected June 2019 start-up and an additional 100 MMcf/d bypass anticipated in 3Q191 -Plant 12: first phase expected in mid-2020

The Right Assets – Efficiency Gains & Commitment to Capital Discipline

Core Wattenberg

Operational Efficiencies

- Core Wattenberg – benefiting from consolidated acreage position
- Track record as best-in-class operator
  - Continue to meet drill time expectations
  - Well costs ~5% below budget
  - Improved completions pace – ~10% ahead of schedule

Remain Committed to Capital Discipline

- Potential 2019 Implications
  - Potential to adjust timing of 'frac holiday'
  - Manage completion schedule and production profile
- **On track to meet full year 2019 capital investment guidance**



Well Costs Below Budget
$mm
$5.0
$4.0
$3.0
$2.0
$3.0
$2.9
$4.0
$3.8
$5.0
$4.8
SRL
MRL
XRL
2019 Budget
1Q19 Actual

May 2019

7

The Right Assets – Steady Progress Towards Development Mode Delaware Basin TILs by Lateral Length 2019 2018 SRL MRL XRL 26 TILs 20-25 TILs Costs per Well – MRL/XRL $12.5 - $15.0 $16 $12 $8 $4 $0 2018 2019e 1 Gross operated inventory primarily targeting the WCA and WCB zones within PDC’s oilier Eastern and North Central areas; some locations are within untested target zones that may be subject to a higher degree of uncertainty or may depend on additional delineation testing; 2 XRL spud to rig release 8 May 2019 $mm ~2,400 lbs/ft ~160’ stage spacing ~36 Days2 $11.5 - $13.0 ~2,200 lbs/ft ~200’ stage spacing ~34 Days2 •Capital investment of ~$350mm -Includes ~$40mm of planned midstream investment -Project ~20% increase in lateral feet TIL’d compared to 2018 •Expect decreased average well costs due to modified completion design -Increased stage spacing -Additional benefits possible through pad drilling efficiencies, faster drill times, service cost reductions •Anticipate 2.5 rig pace and part-time completion crew -~2/3 of 2019 TILs focused in North Central -All 2019 TILs expected to be MRL or XRL •Inventory of ~365 identified locations with average lateral length of ~7,900’1

The Right Assets – Efficiency Gains & Commitment to Capital Discipline Delaware Basin Well Costs Below Budget $14.0 $13.0 $12.9 $12.0 $11.5 $10.0 $8.0 $6.0 $4.0 $2.0 $0.0 MRL XRL 2019 Budget 1Q19 Actual 9 May 2019 $mm $10.8 Operational Efficiencies •Delaware Basin – continued operational improvements -Faster drill times -More completion stages per day -Improved well costs -Strong well performance -Potential organic inventory expansion Remain Committed to Capital Discipline •Potential 2019 Implications -Faster drill pace leads to more spuds than budgeted -Substituting 4-well Buckskin pad for 7-well Tinman Project to offset incremental drilling costs -Limited impact to production in 2019 or 2020 •On track to meet full year 2019 capital investment guidance

The Right Assets – Systematic Improvements Quarter-Over-Quarter Delaware Basin Completions Modified completion design over time delivers consistent improvements in completion costs -Currently averaging ~225’ stage spacing compared to < 120’ spacing in 2017 -Completions utilize ~50% local sand (~$200k savings/well) ~55% increase in completed lateral length per day compared to 1Q18 • • Average Completion Costs ($/ft.) $1,080 $1,200 $1,000 $981 $926 $915 $884 $815 $800 $400 $0 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 10 May 2019 $868 $595 Drilling •Consistent improvements in average drill times over past two years -Right-sized rigs deliver more consistent drilling results •20% decrease in average cost per lateral foot since 1Q18 -Improvements despite extremely tight service market •Focused on drilling MRL and XRL wells to improve capital efficiencies Average Drilling Days (Spud to Rig Release) 50 46 4444 4036353433 30 3027 20 10 0 1Q172Q173Q174Q171Q182Q183Q184Q181Q19

The Right Strategy – Adapting to the Changing Landscape Developed Multi-Year Plan Focused to Achieve Specific Targets at $50 Oil & $3 Gas 1 Sustainable FCF PRI2ORITIE Target both G&A and LOE per Boe of < $3/Boe S 3 Emphasis on FCF Margin1 4 Solid Growth 1 Free cash flow divided by capital investment 11 May 2019 PDC is committed to being a best in class operator, governed by disciplined financial policy and solid returns for investors Debt-adjusted CFPS growth of >10% Production per share growth of >10% Return on Capital Average portfolio rate-of-returns of >50% Financial & Operational Discipline Achieve CF Neutrality at $45/Bbl Year-over-year growth in FCF of >$50mm Positioned to return capital to shareholders

The Right Strategy – Returning Capital to Shareholders Board approved program – Up to $200mm program, dependent upon market conditions Near-term value-creation – Execution of program with target completion date of December 31, 20201 Differentiated return of capital – Funded entirely through cash flow from operations Confidence in current inventory – Depth and quality of inventory enable years of sustainable FCF Maintain long-term flexibility – Positioned to consider additional future return of capital programs Value-creation – Long-term accretion through return of capital to shareholders 1 Repurchases under the program can be made in open markets, at the Company’s discretion and in compliance with Safe Harbor provisions or in privately negotiated transactions; program is not expected to be active until 3Q19. 12 May 2019 Key considerations in Stock Repurchase Program

The Right Strategy – 2019 Plan Expected to Deliver Differentiating Results Adjusted Guidance to Reflect $55/Bbl WTI and $3/Mcf NYMEX Prices Adj. Cash Flow from Ops ($880 - $930mm) Capital Investment1 ($810 - $870mm) 1000 900 DE Midstream (~$40mm) 800 Oil & Gas 700 Investment ($770 - $830mm) 600 500 1 Does not include corporate capital of ~$20mm primarily related to installation of Enterprise Resource Planning systems 13 May 2019 2019 Guidance Overview •Plan targets free cash flow generation at $55/bbl oil -Capital investments ~$150mm lower than 2018 -Every $5/bbl change in NYMEX oil price adjusts anticipated cash flows by ~$40mm •Production growth of ~20% to 46 – 50 MMBoe -Oil production expected to be 41% – 45% of total -Steady growth anticipated through remainder of 2019 •Oil & Gas Investments – ($770 - $830mm) -Wattenberg – Plan to run 3 rigs and 1 completion crew -Delaware – 2.5 rig pace planned with a part-time completion crew •Focus on improved cost structure -LOE/Boe of $2.85 – $3.15 -G&A/Boe of $3.00 - $3.40

The Right Strategy – Prioritizing Free Cash Flow & Debt-Adj. Per Share Growth Adjusted Outlook to Reflect $55/$3 NYMEX Production and Leverage Ratio Outlook 80 70 60 50 40 30 20 10 0 2.0x Production Leverage Ratio 1.5x 1.0x 0.5x 0.0x 2018 2019e 2020e 1 Stock repurchase plan of up to $200mm with target execution by YE20, depending on market conditions; 2 Does not include corporate capital. Includes DE midstream capital investment of $77mm, ~$40mm and $0 in 2018, 2019e & 2020e, respectively; 3 Midpoint of cash flow deficit/FCF divided by midpoint of total capital investment. (2018 FCF Margin = -$176mm/$985mm = -18%); 4 Uses 2018 average share price of $51.48. Does not include DE midstream proceeds and/or stock repurchase plan 14 May 2019 MMBoe Leverage Ratio 2020 Considerations •Increase DUC count throughout 2019 -Ability to manage completions in 2020 •Additional Delaware Basin completions due to potential for operational efficiencies •Execute stock repurchase plan of up to $200mm1 through free cash flow from operating activities 2018 2019e 2020e Capital Investment (mm)2 $985 $810 - $870 $825 - $925 (Outspend)/FCF (mm) ($176) ~$65 ~$175 Free Cash Flow Margin3 (18%) ~8% > 20% Prod. Growth/Debt-Adj. Share4 ~20% > 20% > 20% NYMEX Pricing (Oil/Gas) $64.77/$3.09 $55/$3 $55/$3 Rig Count (WB/DE) 3/3 3/2.5 3/2 2019 Highlights •Commitment to capital discipline -Capital investments reduced ~$150mm from 2018 -Anticipate generating FCF of ~$65mm at $55 WTI •Improving balance sheet with steady production growth -Anticipate YE19 leverage ratio of ~1.3x at $55 WTI -Solid production growth per debt-adjusted share of > 20%

CORPORATE GOVERNANCE

PDC Energy – Corporate Governance Structured to Promote Accountability provides strong leadership and oversight of management thoughtful refreshment directors and officers are in compliance with ownership guidelines Source: PDC definitive proxy filed 04/17/2019; company filings. 16 May 2019 PDC’s corporate governance is in line with best practices and supports PDC’s commitment to shareholder value Independent Board Leadership Independent Chairman Jeffrey C. Swoveland has decades of experience in E&P industry and Majority Independent Directors Seven of PDC’s eight directors are independent, and only independent directors serve on Board committees Continuous Board Refreshment Half of PDC’s directors have been added to the Board within the past five years, demonstrating PDC’s commitment to Strong Independent Oversight The majority of PDC’s directors have significant operating experience in the oil & gas industry Resignation Policy Any nominee in an uncontested election who receives more “withhold” votes than “for” votes must submit his or her resignation One Vote per Share PDC does not have any super-voting shares, in accordance with best practices Special Meetings Shareholders may call special meetings with 10% of the combined voting power Action by Written Consent Shareholders may take action by written consent in lieu of a meeting No Poison Pill We have no poison pill or shareholder rights plan Robust Share Ownership Guidelines PDC’s CEO must own 5x his salary in PDC stock; each non-employee director is expected to hold 5x his or her annual retainer; all Responsiveness to Shareholder Feedback For 2019, Board made material changes to executive compensation plan based on shareholder input; revised compensation structure reflects commitment to enhance management focus on investment yields, cost structure/G&A expense, and sustainable cash flow

The Right Team – Highly Experienced in Large-Scale E&P Operations and Colorado Regulations

	The three PDC 2019 nominees							
	 Bart Brookman	 Mark E. Ellis	 Larry F. Mazza	 Jeffrey C. Swoveland	 Anthony J. Crisafio	 Christina M. Ibrahim	 Randy S. Nickerson	 David C. Parke
Role:	President & CEO	Director	Director	Non-Executive Chairman of the Board	Director	Director	Director	Director
Independent:		✓	✓	✓	✓	✓	✓	✓
PDC Board tenure:	4 years	2 years	12 years	28 years	13 years	1 year	2 years	16 years
Experience with Colorado regulations:	✓	✓	✓	✓	✓	✓	✓	✓
Years of oil & gas experience non-PDC:	> 30 years	> 35 years	-	> 30 years	-	> 20 years	> 30 years	-
Primary relevant expertise:	Public company executive; Oil & gas	Public company executive; Oil & gas	Public company executive; Financial/accounting	Public company executive; Financial/accounting	Financial/accounting	Legal/governance; Oil & gas services	Midstream oil & gas	Investment banking/ Capital markets
Years of experience in relevant expertise:	> 30 years	> 35 years	> 28 years	> 30 years	> 30 years	> 20 years	> 30 years	> 28 years
Years of non-PDC board experience:	-	9	27	12	1	-	-	-

PDC's continually refreshed Board consists of independent and highly qualified directors who bring diversity of thought and experience to the Company

Source: PDC definitive proxy filed 04/17/2019

May 2019

17

The Right Team – Proper Mix of Skills and Experience to Drive Long Term Value

PDC's directors have significant expertise in areas that are essential to the Company's success, including a combined 84 years of senior leadership in the oil & gas industry in addition to deep financial and regulatory experience

PDC Energy Board of Directors	Independent	Public Company Executive	Other Public Company Board	Financial/ Accounting	Strategic Transactions/M&A	Legal/Regulatory	E&P Operations	Oil & Gas Industry
Bart Brookman		✓		✓	✓	✓	✓	✓
Mark E. Ellis	✓	✓	✓	✓	✓	✓	✓	✓
Larry F. Mazza	✓	✓	✓	✓		✓		
Jeffrey C. Swoveland	✓	✓	✓	✓	✓	✓	✓	✓
Anthony J. Crisafio	✓	✓	✓	✓	✓	✓		
Christina M. Ibrahim	✓	✓			✓	✓		✓
Randy S. Nickerson	✓	✓			✓	✓	✓	✓
David C. Parke	✓			✓	✓	✓		
Totals	**7**	**7**	**4**	**5**	**7**	**8**	**4**	**5**

The **three PDC 2019** nominees bring the following attributes, furthering PDC's diversity of thought and depth of knowledge:

- ✓Over **93 years** of combined expertise relevant to serving on a public Board, including extensive experience at other public companies
- ✓Over **77 years** of combined experience in the E&P industry
- ✓Over **30 years** of combined Colorado operational experience and regulatory / local relationships

May 2019

Source: PDC definitive proxy filed 04/17/2019

18

The Right Team – Continuous Refreshment Has Resulted in a Balanced Board of Directors • Rigorous, thoughtful selection criteria has produced a balanced, highly qualified Board, with each member bringing a complementary set of skills and expertise that aligns with the Company’s long-term strategic goals PDC’s Board members have a diverse range of experiences that are critical to the execution of the Company’s long-term strategic plan: 3 3 • - - - Public company executive experience Financial and accounting expertise Experience dealing with regulatory bodies and state/local governments in Colorado and Texas Experience in operationally-intensive roles 0-3 Years 4-12 Years 13+ Years 7 of 8 5 of 8 Directors are independent Directors have significant oil & gas industry experience Independent chairman has significant experience in E&P industry - • Five of eight PDC directors have direct and extensive operating experience in the oil & gas industry PDC’s Board and its committees conduct regular self-performance evaluations, and the directors conduct similar self-evaluations, to ensure that the Board is functioning efficiently 30+ years • Extensive cumulative non-PDC board experience 49 years Source: PDC definitive proxy filed 04/17/2019 19 May 2019 Strong independent board leadership provides oversight Directors have a balanced range of tenures Balanced Board with strong expertise in key functional areas

Corporate Governance – PDC’s Shareholder-Focused Pay-for-Performance Philosophy CEO All Other NEOs 14% • Annual incentive plan incorporates production, cash flow, and capital efficiency metrics that are critical to PDC’s strategic plan and highly correlated with shareholder value creation in the industry; metrics encourage capital discipline 21% 14% 62% 72% -Qualitative portion of the annual incentive plan also takes into account factors such as health & safety goals, year-end liquidity, estimated reserve replacement, successful resolution of political challenges, operational efficiency, and individual performance Base Salary Bonus Long-Term Incentives Base Salary Bonus Long-Term Incentives • Performance share units now comprise 50% of total LTI awards (up from 25%), and vest based on three-year relative TSR to align interests with shareholders and reward outperformance compared to peers -Payout capped in the event that TSR is negative over the performance period Time-vesting RSUs encourage retention and align executives’ interests with those of shareholders 2017 2018 25% 25% 50% 50% • 50% PSUs RSUs SARs PSUs RSUs Source: PDC definitive proxy filed 04/17/2019 20 May 2019 Revised LTIP structure increases % of performance-based units •AVERAGE SHAREHOLDER SUPPORT OF 95%+ ON ALL SAY ON PAY VOTES OVER THE PAST FIVE YEARS Compensation structure is designed to attract, retain, and motivate Equity represents a significant portion of direct compensation

Corporate Governance – PDC Exec Comp Demonstrates Strong Pay-for-Performance Alignment • Approximately 2/3rds of PDC executives’ pay consists of equity incentives that are highly correlated with the absolute and relative performance of PDC stock, ensuring strong alignment between executive pay and the interests of PDC stockholders *Absolute TSR through 12/31/2018 Performance award SARs Restricted stock Bonus Base salary 2016 - 2018 2017 - 2018 2018 $8,500 $80 $8,500 $80 $8,500 $80 $6,800 $6,800 $6,800 $60 $60 $60 $5,100 $5,100 $5,100 $40 $40 $40 $3,400 $3,400 $3,400 $20 $20 $20 $1,700 $1,700 $1,700 $0 $0 $0 $0 $0 $0 Target Realizable Target Realizable Target Realizable *2016 – 2018 Absolute TSR *2017 – 2018 Absolute TSR *2018 Absolute TSR Absolute TSR (2016-2018): (44%) Absolute TSR (2017-2018): (59%) Absolute TSR (2018): (33%) Relative TSR Rank: 39th %ile Relative TSR Rank: 43rd %ile Relative TSR Rank: 50th %ile Source: PDC definitive proxy filed 04/17/2019 21 May 2019 PDC Stock Price PDC Stock Price PDC Stock Price CEO Compensation CEO Compensation CEO Compensation Substantial Differences Between PDC’s Realizable and Proxy-reported Pay

Corporate Governance – Compensation Framework Ensures Further Shareholder Alignment

Relative TSR vs. CEO compensation – 2019 proxy peers[1]

PDC is a high performer with average pay



100%
50%
0%
Relative 2018 CEO Compensation
0%
50%
100%
Relative TSR since Bart Brookman's CEO appointment
Above average returns, average compensation

PDC continues to exhibit its commitment to alignment with shareholders

- PDC's executive compensation relative to price performance has historically performed very favorably vs. peers
- Shareholders have consistently and resoundingly approved of PDC's executive compensation via "say on pay" votes (**95+% average shareholder support over past five years**)
- PDC's new 2019 metrics, free cash flow margin and debt adjusted cash flow per share (previously, cash flow per share), will further align management's compensation with a continued commitment to capital efficiency in generating sustainable returns for investors
  - Free cash flow margin focus ensures capital discipline throughout commodity price cycles and positions the Company to generate sustained free cash flow for shareholder return programs
  - Specifically, the free cash flow margin benchmark is structured such that changes in cash flow driven by fluctuation in commodity price is not rewarded or penalized
    - At year end oil prices are normalized to $55, mitigating any incentive to outspend capital in a higher price environment
  - Debt-adjusted cash flow per share is strongly correlated to E&P performance and valuation and is an indicator that a Company's projects translate to value for equity holders

Source: Company filings, FactSet as of 05/03/19
Note: TSR assumes reinvestment of any dividends received, and subsequent compounding on incremental dividends thereafter, as per FactSet
[1] 2019 proxy peers as per PDC's 2018 definitive proxy filed 04/17/19, peer set adjusted to remove NFX; JAG, XOG and CDEV TSR calculated since respective IPO dates

May 2019
22

PDC Energy – Consistently Solid Relative TSR Performance • Since Bart Brookman’s CEO appointment on January 1st, 2015, PDC has delivered solid relative TSR returns over the short-and long-term, despite unique regulatory challenges given its Colorado-based operations 1 2 JAG WPX (25%) (27%) 4 5 6 7 8 9 10 11 12 13 14 15 XEC PE SM QEP MTDR CRZO CDEV CPE SRCI OAS LPI XOG (30%) (33%) (35%) (38%) (38%) (42%) (44%) (45%) (47%) (50%) (62%) (67%) Source: Company filings, FactSet as of 05/03/19 Note: TSR assumes reinvestment of any dividends received, and subsequent compounding on incremental dividends thereafter, as per FactSet 1 2019 proxy peers as per PDC’s 2018 definitive proxy filed 04/17/19, peer set adjusted to remove NFX; JAG, XOG and CDEV TSR calculated since respective IPO dates 23 May 2019 3(29%) #CompanyTSR 1-year TSR CPE 34% PE24% WPX 10% CDEV 2% MTDR(5%) JAG (26%) XEC (36%) SRCI (53%) SM(61%) QEP (64%) OAS (67%) LPI(67%) CRZO (72%) XOG (78%) (6%) CompanyTSR TSR since Bart Brookman's CEO appointment

The Right Team – Support PDC Energy’s High-Quality Director Nominees PDC Energy has taken decisive steps to reposition its portfolio and is executing a long-term strategy to capitalize on the Company’s high-quality assets and operational capabilities to deliver superior returns for investors PDC Energy has clearly articulated its 2019 operating plan and 2020 outlook, which are centered on financial discipline, free cash flow generation, and profitable growth PDC Energy’s continually refreshed Board consists of independent and highly-qualified directors who bring diversity of thought and experience to the Company The Company’s three 2019 nominees bring significant experience in the E&P industry, with Colorado operations and regulatory / local relationships and at other public companies 24 May 2019 Vote on the WHITE proxy card today FOR PDC Energy’s nominees to protect the value of your investment

ANALYSIS OF KIMMERIDGE DEMANDS

Kimmeridge's Changing Demands Highlight a Lack of Public Company Operating Experience

Kimmeridge's constantly changing demands	PDC's analysis
1. Develop a plan to earning a return on average capital employed (ROACE) above PDC's weighted average cost of capital (WACC) at $50/bbl and $3/mcf	**1. PDC is already a leader in proactively adopting a free cash flow and returns based financial framework** • PDC's annual ROACE metrics have generally exceeded peer averages each year since Bart Brookman became CEO • PDC is appropriately focused on cash return metrics that are better suited to assess relative performance of the capital intensive E&P space (e.g. CROCI vs. ROACE) • Added free cash flow margin and debt-adjusted cash flow per share to executive compensation framework
2. Cut SG&A by ~$80mm, amounting to 53% of 2019 guidance; a change from the original request of $84mm	**2. PDC's SG&A levels are consistent with peers and are appropriately sized to accommodate safe and successful operations of the Company while driving future growth and maintaining financial discipline** • Targeting SG&A per Boe at or below $3.00, consistent with peers • Q1 results have yielded a 12% improvement YoY on a Boe basis • Cutting SG&A by $80mm is extreme and simply unsustainable as a going concern for a public company
3. Return cash to shareholders, including proceeds from asset sales, and implement a sustainable 4% dividend	**3. PDC will continue to seek out return of capital opportunities in the context of sustained and recurring quarterly free cash flow as evidenced by the Company's announcement of a $200mm share repurchase program** • Very few non-investment grade upstream companies with less than $4bn of market cap pay a dividend
4. Execute on the capital program without cost overruns	**4. PDC is committed to capital discipline and has a track record of creating value** • $150mm year-over-year reduction in capital investments • Anticipate generating 2019 free cash flow of ~$65mm $55 WTI/$3.00 HH prices • Q1 well costs in Wattenberg and Delaware below budget • PDC has a history of meeting or exceeding its projections
5. Evaluate strategic opportunities to build scale	**5. PDC understands the value of scale in the current strategic environment; the Board and management take a disciplined approach to evaluating transactions which create long-term value for shareholders** • PDC believes Kimmeridge's continued presence and involvement with the Company will continue to negatively impact the willingness of third parties to engage regarding potential transactions
6. Refresh Board with directors focused on creating value for all shareholders	**6. PDC's existing Board is highly capable and brings diversity of thought and experience to the Company; any change in composition, particularly as it relates to Kimmeridge's nominees, demonstrates the significant disconnect that exists between reality and Kimmeridge's position and is simply unwarranted**
7. Overhaul executive compensation to a private equity model	**7. Kimmeridge's private equity view of executive compensation promotes short-term thinking rather than long-term value creation. Additionally, tying almost exclusively to absolute TSR would inappropriately penalize or reward management for swings in commodity prices. PDC's changes to its executive compensation framework continue to deepen the alignment between management and shareholders**

May 2019

26

An Appropriate Set of Peers Yields Considerably Different Conclusions 1 Diversified peers Permian peers DJ peers $9.2 $8.9 $8.0 • PDC current Enterprise Value of $3.9bn $2.2 $2.2 • Relevant peers fall between $2.2 – $9.2bn, while Kimmeridge peers fall between $2.2 – $58.1bn 265 • PDC 2019e production of 132 Mboe/d 88 88 80 69 67 64 62 41 40 • Relevant peers fall between 40 – 265 Mboe/d, while Kimmeridge peers fall between 41 – 813 Mboe/d 612 • PDC has multi-basin exposure in the Delaware and Wattenberg Basins 215 190 184 163 • Peers should reflect exposure to one or more of the same basins Source: FactSet as of 05/03/19; Note: All estimates based on Wall Street broker consensus estimates as sourced from FactSet May 2019 27 445414 289 138 12286858080 XECSMOASXOGWPXPEMTDRQEP PDCE CRZOSRCICPECDEVJAG Basin Exposure Total net acres (000s) 159 132 130127 XECWPX PDCE PESMXOGOASQEPCDEVCRZOSRCIMTDRJAGCPE Production 2019e production (Mboe/d) $3.9 $3.8$3.7$3.5$3.2$2.9$2.8 $4.7$4.2 PEXECWPXOASSM PDCE QEPCRZOCDEVMTDRCPEJAGXOGSRCI Enterprise Value Enterprise Value ($bn) Who are the Appropriate Peers for PDC?

PDC's FCF Margin and CROCI Consistently Benchmark at the Top-End of PDC's Appropriate Peer Set

PDC is Focused on Free Cash Flow Margin and CROCI to Drive Shareholder Value

- Free cash flow margin is a short-term metric which identifies relative profitability of a company's asset base and the ability to drive free cash flow from capital spend
  - In both 2019 and 2020, the market estimates PDC will outperform its peer set in free cash flow margin
- Wall Street broker consensus estimates suggest that the Company will outperform peers on cash return on capital investment ("CROCI"), which PDC believes is a better metric than ROACE to measure PDC's cash return on investments over the long term and more accurately reflects returns on capital in the industry given differences in accounting methodologies
- By any measure, including ROACE as referenced by Kimmeridge's analysis, PDC has outperformed and is expected to continue to outperform its peer set

2019e FCF margin[1]



Diversified peers
Permian peers
DJ peers
30% SRCI
17% OAS
13% XEC
12% CRZO
10% PDCE
1% WPX
(13%) PE
(14%) QEP
(22%) CPE
(23%) SM
(26%) XOG
(27%) MTDR
(29%) JAG
(33%) CDEV

2020e FCF margin[1]



35% PDCE
24% XEC
22% SRCI
18% WPX
16% CRZO
16% QEP
13% PE
12% OAS
4% SM
(1%) XOG
(3%) CPE
(8%) JAG
(10%) MTDR
(18%) CDEV

Source: FactSet as of 05/03/19; Note: All estimates based on Wall Street broker consensus as sourced from FactSet

[1] FCF margin is defined as free cash flow divided by capital investment

May 2019

28

1 PDC's FCF Margin and CROCI Consistently Benchmark at the Top-End of PDC's Appropriate Peer Set

2015 CROCI

#	Company	Value
1	SRCI	19%
2	PDC ENERGY	15%
3	SM	13%
4	OAS	13%
5	XOG	12%
6	CRZO	11%
7	CDEV	10%
8	MTDR	10%
9	JAG	9%
10	PE	9%
11	WPX	9%
12	XEC	5%
13	QEP	4%
14	CPE	3%

2016 CROCI

Company	Value
JAG	11%
PDC ENERGY	11%
PE	11%
WPX	9%
XOG	9%
SM	9%
CRZO	9%
OAS	7%
SRCI	6%
MTDR	5%
CPE	5%
QEP	5%
CDEV	4%
XEC	4%

2017 CROCI

Company	Value
JAG	23%
SRCI	14%
XOG	14%
PDC ENERGY	12%
PE	10%
MTDR	10%
CRZO	9%
WPX	9%
CDEV	9%
OAS	8%
SM	7%
XEC	7%
CPE	7%
QEP	6%

2018 CROCI

Company	Value
JAG	28%
SRCI	17%
CDEV	15%
PDC ENERGY	14%
PE	14%
XOG	14%
MTDR	12%
WPX	12%
CRZO	10%
OAS	10%
QEP	10%
SM	10%
XEC	8%
CPE	8%

2019e CROCI

Company	Value
JAG	20%
SRCI	14%
PDC ENERGY	14%
XOG	13%
WPX	13%
PE	12%
CDEV	12%
SM	10%
MTDR	10%
OAS	9%
CRZO	9%
XEC	8%
CPE	7%
QEP	7%

2020e CROCI

Company	Value
JAG	20%
PDC ENERGY	15%
WPX	14%
SRCI	14%
XOG	14%
PE	13%
CDEV	12%
SM	11%
MTDR	11%
CRZO	10%
OAS	9%
XEC	8%
CPE	8%
QEP	8%

May 2019

Source: FactSet as of 05/03/19; Note: All estimates based on Wall Street broker consensus as sourced from FactSet
Note: CROCI defined as EBITDAX minus cash taxes divided by average gross PP&E

29

Kimmeridge’s Own Analysis Shows that PDC’s Returns Have Exceeded Peers 1 • PDC employs a disciplined approach that considers both prudent capital allocation and free cash flow, as well as growth • Since 2008, PDC has made great strides to realign its portfolio to become an oil-focused operator in two top-tier resource plays while taking actions to ensure we have the right Board and management team in place to capitalize on value-enhancing opportunities In fact, Kimmeridge’s own analysis, using its own preferred metrics and peer group, indicates that PDC has generally outperformed a broadly defined E&P peer group in ROACE since PDC’s Board appointed Bart Brookman as the Company’s President and Chief Executive Officer on January 1, 2015 • Bart Brookman was appointed y 1, 2015 Source: Chart based on Kimmeridge presentation dated May 6, 2019 May 2019 30 PDC’s performance since 1/1/2015 CEO on Januar PDCEAverage of E&P Peer Group 10% 5% 0% -5% -10% 2015201620172018Q1'19

2 PDC's G&A Costs are Consistent with Peer Metrics

2019e Gross Cash and Non-Cash G&A[1] ($ / Boe)



Diversified peers
Permian peers
DJ peers
$4.97
$4.59
$4.22
$3.99
$3.67
$3.50
$3.30
$3.00 - $3.40
$3.17
$3.13
$2.62
$2.34
$2.33
$2.14
$1.53
MTDR
CPE
OAS
QEP [2]
XOG
JAG
PE
PDCE 2019e guidance [3]
WPX
CDEV
SM
SRCI
CRZO
XEC
Kimmeridge 2020e demand [4]

Capitalized G&A / full-cost accounting policy

MTDR	CPE	OAS	QEP	XOG	JAG	PE	PDCE 2019e guidance	WPX	CDEV	SM	SRCI	CRZO	XEC	Kimmeridge 2020e demand
✓	✓	✗	✗	✗	✗	✗	✗	✗	✗	✗	✓	✓	✓	✗

Commentary

- **Kimmeridge proposal to cut $80mm of SG&A fails to contemplate sustainability as a going concern public company and would:**
  - **Impair PDC's employees ability to work safely, compromise PDC's ability to execute its operating plan, jeopardize PDC's longstanding regulatory, community and environmental efforts, and ignore investment required for long-term value creation**
- PDC's 2019 estimated G&A per Boe is in-line with expected peer group levels
- Colorado-based assets require additional investments related to highly-regulated operating environment and challenging political climate
- Stock-based compensation and successful effort/full-cost accounting must also be considered when comparing G&A cost structures across companies

Source: FactSet as of 05/03/19, company filings; Note: All estimates based on Wall Street broker consensus as sourced from FactSet

[1] Gross G&A includes capitalized G&A for CPE, MTDR, CRZO, XEC and SRCI; 2019E gross G&A estimated based on G&A expense as % of gross G&A for 2018A; [2] QEP broker consensus G&A adjusted for announced $54mm in expected one-time restructuring costs; [3] Based on range of Company guidance for 2019E; [4] Assumes Kimmeridge's stated reduction of $80mm in G&A and applies that reduction to the midpoint of PDC's 2019 guidance

May 2019

31

PDC has already shown significant improvement in G&A in 1Q19 2 G&A per Boe $6.00 Responsible Operations Scalability Legal $4.78 $3.00 $0.00 1Q18 2Q18 3Q18 G&A per Boe 4Q18 1Q19 $5.85 $6.00 $3.00 $0.00 2015 2016 2017 2018 2019e 32 May 2019 $5.07 $4.25 $3.78 $3.00 - $3.40 $4.01$3.97 $4.19 $3.53 •1Q19 G&A includes ~$0.80 per Boe of investments in ensuring PDC’s long-term success -~$0.25 – Legal-related expense (e.g. DE midstream divestitures & shareholder activism) -~$0.25 – Scale & efficiency (e.g. Enterprise Resource Planning, process improvements) -~$0.30 – Responsible operations (e.g. EHS, Community/Government Relations) •2020 G&A targeted at $3 per Boe or less -Colorado-based investments and responsible actions to secure top-talent will continue

PDC is Returning Capital to Shareholders 3  Board approved share repurchase program – Up to $200mm program, dependent upon market conditions  Near-term value-creation – Execution of program with target completion date of December 31, 20201  Longer-term value creation – Continued free cash flow generation supports additional efforts to return capital either through additional buybacks or potential dividends 1 Repurchases under the program can be made in open markets, at the Company’s discretion and in compliance with Safe Harbor provisions or in privately negotiated transactions. Program not expected to be active until 3Q19. 33 May 2019 Premier Midstream Provider Proceeds Incentives •$100mm at closing •$82mm one year post-closing •Up to $60mm through volume-based incentives •$125mm at closing •Up to $75mm through TIL-based incentive program The Company is in the final stages of negotiations regarding the sale of its crude oil gathering assets Return of capital program enabled by strong free cash flow expectations Announced share repurchase program

PDC Will Continue to Holistically Evaluate Appropriate Capital Return Opportunities 3 2018 FCF2 2018 OCF Dividend as % of: 2018 OCF: 12%3 2% 2% No dividend 90% 10% Dividend dividend and yield in the ($616) PDCE RRC SM Source: FactSet as of 05/03/19 1 Companies included between $1-4bn market cap include: AR, CDEV, CNX, CPE, CRC, CRZO, DNR, GPOR, JAG, MGY, MTDR, OAS, PDCE, QEP, RRC, SM, SRCI, SWN, TALO, WLL 2 2018 FCF calculated as OCF less capex; 3 Assumes Kimmeridge’s demand of 4% dividend / share, equal to $104mm in aggregate (4% on current market capitalization of $2,608mm as of May 3, 2019) 34 May 2019 Kimmeridge is proposing the highest annual small cap universe $889 $991 $721 ($68) ($32) Those companies that do pay a dividend pay a very small % of operating cash flow AnnualAnnual dividend /dividendsDividend Company share paid ($mm) yield Credit rating $0.10$110.7%B1 / BB-$0.08$200.9%Ba2 / BB+ $1.55$1044.0%Ba3 / BB-Dividends represent small % of operating cash flow ($mm) No peers are at or near 4% dividend yield1 Implementing Kimmeridge’s dividend demand would not be a sound or sustainable financial policy

PDC has Efficiently Executed on its Development Program, Exceeding Expectations

PDC consistently delivers on guidance

- Kimmeridge "cherry picks" 2018 as a year in which some actual results did not meet expectations without consideration of the drivers of the deviation, much of which was due to capital efficiency benefits throughout the Company's operations
  - $75mm related to faster drill times, higher than expected working interest and Delaware Basin well outperformance
- In both 2016 and 2017 PDC performed either at or above its mid-year guidance in key metrics including FCF and LOE / Boe
- PDC's anticipated performance for 2017 – 2019e paints a different picture, with **total corporate performance outpacing all expectations communicated to investors** following the Delaware Basin acquisition in August 2016 ("roll-out")

3-year corporate-wide look-back



Roll-out
Actual / Projected
114
120
$2,200
$2,295
$2,785
$2,620
$585
$325
1.3x
1.3x
Production (Mboe/d)
Cash flow
Capital
Outspend
Leverage

Note: Actual / Projected includes actuals for 2017 and 2018, and midpoint of 2019e management guidance; 2019 estimated cash flow at $55/bbl and $3/mcf

May 2019
35

PDC has Opportunistically Enhanced its Asset Scale in Core Areas 5 • • Since 2016, PDC has made multiple asset trades across the Wattenberg to acquire contiguous acreage and focus on longer lateral lengths to increase efficiencies Since entry into the Permian, PDC’s Board and management have taken a disciplined approach to evaluating numerous acquisition opportunities, which is focused on enhancing asset quality as well as increasing scale Investor reaction to recent corporate acquisition announcements supports PDC’s disciplined approach to M&A opportunities • 2016 acreage position 2019 acreage position 40% increase ~5,800 foot average lateral length ~8,200 foot average lateral length Note: Average lateral length (TIL) includes the Wattenberg and Delaware basin 36 May 2019 PDC understands the value of scale in the current strategic environment and regularly evaluates transactions which create long-term value for shareholders Core Wattenberg acreage position has changed substantially over the last few years and average lateral lengths have increased materially PDC regularly evaluates strategic transactions that will increase operational efficiencies and create long-term value for shareholders

PDC’s Slate of Directors Have Substantially More Experience Relative to Kimmeridge’s Director Nominees 6 • • PDC’s nominees possess an incredible breadth of both industry and operational experience A vote for Kimmeridge’s slate removes CEO Bart Brookman as a Director, thus removing any management representation on the Board PDC nominees have the experience and skillset necessary to navigate the specific challenges that E&P companies operating in Colorado face while continuing to act in the best interest of shareholders • • A move that is highly unusual not only in the E&P space, but across industries for U.S. publicly listed companies Bart possesses a strong track record of delivering on commitments and has the full confidence of the Board PDC nominees Kimmeridge nominees Bart Brookman Mark E. Ellis Larry F. Mazza Ben Dell Alice Gould James Adelson    ?  ? Independent: • Over 93 years of expertise Public CEO / CFO experience:       relevant to serving on a public Board Over 77 years of experience in Long-term public board experience:       • the E&P space Significant understanding of the Colorado regulatory regime Extensive experience on other public company Boards Extensive public company E&P experience:       • Significant large-scale operating experience:       • Financial reporting expertise:       37 May 2019 Kimmeridge nominees have no significant public board or large-scale operating experience Kimmeridge’s Director slate would lead to substantial loss of diversity of thought and key E&P leadership experience

7 Management Compensation is Aligned with Shareholder Interests and Compares Favorably to the Industry

2019 proxy peers – 2018 named executive compensation as % of EBITDA[1]

2018

#	Company	Total comp as a % of EBITDA
1	JAG	5%
2	MTDR	4%
3	LPI	3%
4	CPE	3%
5	SRCI	3%
6	WPX	2%
7	CRZO	2%
8	CDEV	2%
9	XOG	2%
10	QEP	2%
11	**PDC ENERGY**	**2%**
12	SM	2%
13	OAS	2%
14	XEC	2%
15	PE	1%

2019e

#	Company	Total comp as a % of EBITDA
1	JAG	4%
2	LPI	4%
3	MTDR	4%
4	CPE	3%
5	QEP	3%
6	SRCI	2%
7	CDEV	2%
8	CRZO	2%
9	XOG	2%
10	WPX	2%
11	OAS	2%
12	SM	2%
13	**PDC ENERGY**	**2%**
14	XEC	2%
15	PE	1%

PDC continues to exhibit its commitment to alignment with shareholders

- ✓ **Use of a strict non-discretionary metric-based quantitative payout for 50% of the annual cash incentive for 2019**
- ✓ **Instituting two new corporate metrics — cash flow per debt-adjusted share and free cash flow margin which ensure that management's compensation is even more closely tied to financial discipline and capital efficiency**
- ✓ **Kimmeridge's analysis shows PDC at the low end of executive compensation as compared to other companies with core Midland or Delaware acreage[2]**

Kimmeridge continues to demonstrate lack of relevant experience

- ✗ **Adopting a private equity model, which incentivizes short-term exit events as opposed to long-term shareholder value creation, would have the long-term impact of harming PDC's ability to retain and attract top talent in a competitive market for executive talent**
- ✗ Tying compensation overwhelmingly to total shareholder return, would inappropriately reward or penalize management for commodity price changes and could create incentives for management to make decisions that could have negative long term value consequences including underinvestment in systems, safety and the environment, cutting corners on D&C, inefficient long-term asset development, and/or not pursuing acquisitions
- ✗ **Kimmeridge's short-sighted approach is consistent with many of their other suggestions, and mirror tactics that are sometimes employed by private companies looking to increase short-term returns or have a fast exit, but which are not appropriate for long-term value maximization in a public company**

Source: Company filings, FactSet as of 05/03/19, Wall Street broker consensus; Note: Total named executive compensation as per publicly filed proxy statements; 2018A EBITDA as per company filings
[1] 2019 proxy peers as per PDC's 2018 definitive proxy filed 04/17/19, adjusted to remove NFX; [2] Kimmeridge presentation dated June 12, 2018, available at http://kimmeridge.com/wp-content/uploads/2018/11/Zero-Premium-Mergers.pdf and accessed on April 30, 2019

May 2019
38

In Summary, Kimmeridge's Demands Lack Substance and Ignore PDC's Top-Tier Track Record

Kimmeridge's demands include only three actual recommendations

Cut SG&A by $80mm or ~52%

Results in unsustainable G&A / Boe of $1.53, 28% below closest peer in 2019

Initiate cash dividend with 4% yield

No peer firm with a 4% dividend yield

Vote CEO Bart Brookman off the Board

Highly unusual governance outcome for a U.S. public company and unsupported by Bart's track record of delivering on commitments

These demands ignore PDC's track record and already strong governance

Peer leading operational performance

- Since Bart Brookman became CEO, PDC has delivered peer-leading returns on capital by Kimmeridge's own analysis
- Clear track record of delivering on commitments

Industry-leading compensation framework

- Adopted new returns-based compensation criteria
- Executive realizable pay closely tied to TSR

Strong Board and governance practices

- Follows industry "best practices" with 7 of 8 independent directors and separation of Chairman / CEO
- Current Directors have incredible breadth of industry and operational experience

PDC is positioned to deliver sustainable, long-term value for shareholders

May 2019

39

Kimmeridge’s Interests are Not Aligned with Other Stockholders • Kimmeridge does not have a track record of enhancing long term shareholder value Activist Ends Campaign Against Oil Company, Walks Off With $90mm “Kimmeridge had urged Carrizo to sell its South Texas drilling fields and focus instead on those in West Texas, or combine with a rival. But the investment firm sold out of all but a sliver of its 8.1% stake in Carrizo this week after the company’s chief executive went on a television program popular with investors to tout Carrizo’s strategy of drilling in both West and South Texas” $35 $30 $25 $20 $15 – 6/22/18 $11.14 $10 $5 $0 Apr-18 Jun-18 Jul-18 Sep-18 Nov-18 Jan-19 Source: FactSet as of 05/03/19 40 May 2019 Launching a public activist campaign to promote value-destructive ideas and exiting the same stock less than three months later does NOT sound like a long term investor $27.91 Price decline of 61% $17.15 4/5/18: Kimmeridge files 13D in CRZO proposing a sale of Eagle Ford assets with proceeds used to pay down debt and buy-back shares 6/22/18: Kimmeridge sells a majority of CRZO position Carrizo timeline

What Does Kimmeridge Really Want?  By its own admission, Kimmeridge has repeatedly requested preferential inside access to PDC’s management, Board and non-public information under “wall cross arrangements” to “assist” the Company in exploring strategic alternatives   Kimmeridge has indicated on multiple occasions its desire to become a larger shareholder in the Company via a share issuance to Kimmeridge to help fund M&A activity Kimmeridge has suggested that it would be willing to end its proxy campaign if PDC agreed to this preferential access, even stating so in their proxy: “The Kimmeridge team, in an effort to propose an interim resolution to the current solicitation activity, explained that we would be willing to take any required steps to move towards that resolution including receiving confidential information and therefore entering into a stand-still agreement” -  Kimmeridge is a 5% shareholder of PDC; shareholders owning 95% of the Company would NOT have the preferential access requested by Kimmeridge were the Board willing to “settle” on these terms  Kimmeridge also has other economic interests in the Permian Basin which have not been disclosed to the Company Kimmeridge has made limited public filings regarding its Permian Minerals fund - ? ? ? Does Kimmeridge really want representation on PDC’s Board, or are they using the proxy contest to push PDC to achieve scale through Kimmeridge’s own M&A agenda? Does Kimmeridge have other motivations beyond an interest in PDC to cause the Company to pursue strategic acquisitions in the Permian? Is Kimmeridge really focused on long-term value creation for PDC shareholders? 41 May 2019 The questions The facts We believe Kimmeridge is solely looking out for their own self-interest

Conclusion – Support PDC Energy’s High-Quality Director Nominees  PDC Energy has taken decisive steps to reposition its portfolio and is executing a long-term strategy to capitalize on the Company’s high-quality assets and operational capabilities to deliver superior returns for investors  PDC Energy has clearly articulated its 2019 operating plan and 2020 outlook, which are centered on financial discipline, free cash flow generation, and profitable growth  PDC Energy’s continually refreshed Board consists of independent and highly-qualified directors who bring diversity of thought and experience to the Company  The Company’s three 2019 nominees bring significant experience in the E&P industry, with Colorado operations and regulatory / local relationships and at other public companies     Kimmeridge has nominated three director nominees who have no significant public board or large-scale operating expertise. Kimmeridge’s ideas are self-serving, constantly changing, and display a lack of understanding of how to run a public company. Kimmeridge’s plan to cut SG&A to dangerous levels would threaten the stability of the Company and be fundamentally value-destructive. Kimmeridge is undertaking this proxy contest to use PDC Energy as a vehicle to pursue its own M&A agenda, which is not in the best interest of the Company and its shareholders. 42 May 2019 Vote on the WHITE proxy card today FOR PDC Energy’s nominees to protect the value of your investment NOT GOLD SUPPORT WHITE

APPENDIX

PDC Energy – Corporate Social Responsibility SAFE OPERATIONS EMPLOYEES MATTER COMMUNITY OUTREACH 44 May 2019

PDC Energy Is Committed to Corporate Social Responsibility • • • • Full disclosure of Safety Data Sheets for employees, customers, suppliers, and others Extensive employee training on topics like defensive driving, personal protective equipment, spill prevention control & countermeasures, and fire protection PDC employees and contractors worked nearly one million hours in the first quarter of 2019 without a single injury 0 Wattenberg lost-time incidents in more than 460,000 employee hours worked over the past year We use solar panels to monitor and control remote well sites In the Delaware Basin, we are running our own power lines to displace engine use. And in the Wattenberg Field in Colorado, we are working with local power companies to contribute funds needed to upgrade electrical systems for the community and to reduce emissions $20 million Over the course of 5 years, PDC will spend roughly $20 million on additional air quality emission controls and programs. • • • Upon hiring, all field employees receive safety training followed by frequent continued education to reinforce safety knowledge Daily, weekly, and monthly safety meetings Annual and bi-annual recertification training, including CPR and First Aid Robust air quality compliance monitoring program that uses state-of-the-art emissions cameras Exploring new technologies around reduced tank facilities, which is expected to minimize emission sources and potential for spills Program to plug and abandon wells that have reached the end of production 260,000 Operational efficiencies and innovations in pipelines in our Texas and Colorado operations has allowed us to reduce truck traffic by 260,000 truck loads, per year • • • • 35 Field employees were trained on over 35 safety topics in 2018. 45 May 2019 PDC views Environment, Health & Safety (EHS) as an integral part of its business planning, development and decision-making processes. Responsible EHS performance is paramount to our success and the top priority of every employee Managing Climate Change Risk Continued Employee Training and Education Commitment to Environment Health and Safety

PDC’s Highly Qualified Board of Directors Bart Brookman (President & CEO) Director since 2015 Mr. Brookman, the Company’s President and Chief Executive Officer (“CEO”), was appointed to the Board in January 2015, simultaneous with his appointment as the Company’s CEO. Mr. Brookman originally joined the Company in July 2005 as Senior Vice President-Exploration and Production; he was appointed to the position of Executive Vice President and Chief Operating Officer in June 2013 and then served as President and Chief Operating Officer from June 2014 through December 2014. Prior to joining PDC, Mr. Brookman worked for Patina Oil and Gas and its predecessor Snyder Oil from 1988 until 2005 in a series of operational and technical positions of increasing responsibility, ending his service at Patina as Vice President of Operations. Mr. Brookman holds a B.S. in Petroleum Engineering from the Colorado School of Mines and a M.S. in Finance from the University of Colorado. Mark E. Ellis Director since 2017 Mr. Ellis was elected to the Board in September 2017. He retired from Linn Energy, Inc. (“Linn”), successor to Linn Energy LLC, a public independent oil and gas company, in August 2018, where he served as director, President, and Chief Executive Officer since January 2010. Mr. Ellis has more than 35 years of experience in the oil and natural gas industry. He joined Linn in December 2006 as Executive Vice President and Chief Operating Officer, was promoted to President and Chief Operating Officer in December 2007, director, President and Chief Executive Officer in January 2010 and Chairman, President and Chief Executive Officer in December 2011. Before joining Linn, Mr. Ellis served as President of the Lower 48 for ConocoPhillips. Prior to joining ConocoPhillips, he served as Senior Vice President of North American Production for Burlington Resources. He first joined Burlington Resources in 1985 and served in roles of increasing responsibility, including President of Burlington Resources Canada Ltd., Vice President and Chief Engineer, Vice President of the San Juan Division and Manager of Acquisitions. He began his career at The Superior Oil Company, where he served in several engineering positions in the onshore and offshore divisions. Mr. Ellis holds a bachelor’s degree in petroleum engineering from Texas A&M University. He serves on the boards of the American Exploration & Production Council and the Independent Petroleum Association of America and is a member of the Society of Petroleum Engineers. Mr. Ellis is the winner of the 2013 Ernst & Young Gulf Coast Area Exploration & Production Entrepreneur of the Year award and also received Oil & Gas Investor magazine’s Excellence Award as Executive of the Year in 2012. Mr. Ellis is a past board member of the National Petroleum Council, New Mexico Oil & Gas Association and previously served on the Board of Governors of the Canadian Association of Petroleum Producers. Larry F. Mazza Director since 2007 Mr. Mazza, a CPA and a National Association of Corporate Directors Board Leadership Fellow, was first elected to the Board in 2007. Mr. Mazza is President, Chief Executive Officer and Director of MVB Financial Corp (“MVB”), a multi-state financial services company. He has more than 32 years of experience in both large banks and community banks and is one of seven members of the West Virginia Board of Banking and Financial Institutions, which oversees the operation of financial institutions throughout West Virginia and advises the state Commissioner of Banking. Mr. Mazza is also an entrepreneur and is co-owner of nationally-recognized sports media business Football Talk, LLC, a pro football website and content provider for NBC SportsTalk. He also serves on the board of directors of a private financial technology startup, Billgo, headquartered in Fort Collins, Colorado. Prior to joining MVB in 2005, Mr. Mazza was Senior Vice President & Retail Banking Manager for BB&T Bank’s West Virginia North region. Mr. Mazza was employed by BB&T and its predecessors from 1986 to 2005. Prior thereto, Mr. Mazza was President of Empire National Bank, and later served as Regional President of One Valley Bank. Mr. Mazza also previously worked for KPMG (or its predecessors) as a CPA with a focus on auditing. Source: PDC 2019 definitive proxy statement. 46 May 2019

PDC’s Highly Qualified Board of Directors Jeffrey C. Swoveland (Non-Executive Chairman) Director since 1991 Mr. Swoveland, a National Association of Corporate Directors Board Leadershop Fellow, was first elected to the Board in 1991 and was elected Non-Executive Chairman of the Board in June 2011. From 2006 until January 2014, Mr. Swoveland was first Chief Operating Officer and later President and Chief Executive Officer of ReGear Life Sciences, Inc. (previously named Coventina Healthcare Enterprises), which develops and markets medical device products. From 2000 until 2007, Mr. Swoveland served as Chief Financial Officer of Body Media, Inc., a life-science company. Prior thereto, from 1994 to September 2000, Mr. Swoveland held various positions including Vice President of Finance, Treasurer and interim Chief Financial Officer with Equitable Resources, Inc., a diversified natural gas company. Mr. Swoveland also has worked as a geologist and exploratory geophysicist for both major and independent oil and gas companies. Mr. Swoveland served as a member of the Board of Directors of Linn Energy, LLC (NASDAQ: LINE), a public independent oil and natural gas company, from 2006 to 2017. Anthony J. Crisafio Director since 2006 Mr. Crisafio, a CPA and a National Association of Corporate Directors Board Leadership Fellow, was first elected to the Board in 2006. Mr. Crisafio has served as an independent business consultant for more than 20 years, providing financial and operational advice to businesses in a variety of industries. He has served as the part-time contract Chief Financial Officer for a number of companies in the past five years including Empire Energy, LLC, MDS Associated Companies, and TruFoodMfg. Mr. Crisafio served as Chief Operating Officer, Treasurer and member of the Board of Directors of Cinema World, Inc. from 1989 until 1993. From 1975 until 1989, he was employed by Ernst & Young LLP, last serving as a partner from 1986 to 1989. He was responsible for several Securities and Exchange Commission registered client engagements and gained significant experience with oil and gas industry clients and mergers and acquisitions. Mr. Crisafio also serves as an independent Board member of Intertech Ci, a privately held company. Christina M. Ibrahim Director since 2018 Ms. Ibrahim joined the Board in January 2018. She currently serves as the Executive Vice President, General Counsel and Chief Compliance Officer of Weatherford International plc (“Weatherford”), a position she has held since May 2015. Ms. Ibrahim has more than 20 years of experience in the oil and gas services industry. Prior to joining Weatherford in 2015, Ms. Ibrahim held a number of senior leadership positions in the legal department of Halliburton Company, including as Vice President, Chief Commercial Counsel and Corporate Secretary with responsibility for the global procurement, employment and real estate practice groups and oversight of mergers and acquisitions, securities, regulatory and governance practice groups. Ms. Ibrahim also served as General Counsel and Chief Compliance Officer for WellDynamics, a Halliburton and Shell joint venture company. Source: PDC 2019 definitive proxy statement. 47 May 2019

PDC’s Highly Qualified Board of Directors Randy S. Nickerson Director since 2017 Mr. Nickerson joined the Board in March 2017. Mr. Nickerson most recently served as the Executive Vice President, Corporate Strategy of Marathon Petroleum Corporation (“MPC”) and Executive Vice President and Chief Commercial Officer, MarkWest assets, of the general partner of MPLX LP (“MPLX”). Mr. Nickerson announced his retirement from these positions, effective April 1, 2017, and now serves MPC and MPLX in a consulting and advisory capacity. Mr. Nickerson joined MPC in 2015, at the time of MPC and MarkWest combination. From 1995 to 2015, Mr. Nickerson worked for MarkWest Energy Partners and its predecessors and affiliated entities (“MarkWest”) in a series of operational and technical positions of increasing responsibility, culminating with the role of Senior Vice President, Corporate Development and Chief Commercial Officer. Prior to his time with MarkWest, Mr. Nickerson served as Senior Project Manager and Regional Engineering Manager for Western Gas Resources, Inc., from 1990 to 1995, and for Chevron USA and Meridian Oil Inc. in various process and project engineering positions from 1984 to 1990. Mr. Nickerson earned a bachelor’s degree in chemical engineering from the Colorado State University. David C. Parke Director since 2003 Mr. Parke, who joined the Board in 2003, has served as a Managing Director of EVOLUTION Life Science Partners since October 2014. From June 2011 until October 2014, he was a Managing Director in the investment banking group of Burrill Securities LLC, an investment banking firm. From 2006 until June 2011, he was Managing Director in the investment banking group of Boenning & Scattergood, Inc., a regional investment bank. Prior to joining Boenning & Scattergood, from October 2003 to November 2006, he was a Director with the investment banking firm Mufson Howe Hunter & Company LLC. From 1992 through 2003, Mr. Parke was Director of Corporate Finance of Investec, Inc. and its predecessor, Pennsylvania Merchant Group Ltd., both investment banking companies. Prior to joining Pennsylvania Merchant Group, Mr. Parke served in the corporate finance departments of Wheat First Butcher & Singer, now part of Wells Fargo, and Legg Mason, Inc., now part of Stifel Nicolaus. Source: PDC 2019 definitive proxy statement. 48 May 2019